Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): January 16, 2004




                        Commission File Number:   333-57780



                             INTERCARE DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

































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

ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events

          The Registrant announced that the 2003 annual shareholder meeting will be held on March 6, 2004, at Los Angeles, CA.

ITEM  6.  Resignation  of  Registrant's  Directors              Not  Applicable

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
          (None)

     (b)   EXHIBITS.
            (None)

ITEM  8:  Change in Fiscal year                                 Not  Applicable

ITEM  9:  Regulation FD Disclosure

          On January 16, 2004, the registrant issued a press release announcing That it will exhibit ICE software at the HIMSS Conference on February 22-26 at Orlando Florida, and at the Annual Shareholder Meeting on March 6, 2004, Los Angeles California .

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of January 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     InterCare Dx,  Inc.
                                          (Registrant)



Date:  January 16, 2004              By:/s/  Anthony C. Dike
                                      -------------------------
                                          Anthony C. Dike
                                         (Chairman and CEO)
























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
FOR  IMMEDIATE  RELEASE:     Friday  ,  January  16,  2004


               INTERCARE TO EXHIBIT ICE(tm)  AT THE  HIMSS CONFERENCE
                    February 22-26, 2004 at Orlando Florida
                                     and  at
  The Annual Shareholder Meeting  on March 6, 2004, Los Angeles California

"InterCare Clinical Explorer " (ICE(tm), the company's scalable, Electronic Medical Record software system, with Patient Centric web browser based portal designed to integrate every aspect of the healthcare enterprise, and very useful for information tracking, error reduction, patient safety, will be featured at both meetings"

LOS ANGELES, CALIF.--Anthony C. Dike, MD, Chairman and CEO of InterCare DX, Inc. (OTC BB: "ICCO") announced today that the company will participate in the HIMSS 2004 Annual Conference, which will be held at the Orange County Convention Center, Orlando, Florida February 22 - 26, 2004. HIMSS (Health Information and Management Systems Society) is the premier source for healthcare IT information. HIMSS' industry intelligence empowers you to ask the right questions and implement the right solutions. At the conference (Booth 1669), InterCare will demonstrate the latest version of its InterCare Clinical Explore (ICE(tm) ), an innovative and robust software suite designed for integrated management of the healthcare enterprise, from medical history to diagnosis and treatment through billing. InterCare is the exclusive value-added reseller of ICE under an agreement with Meridian Holdings, Inc. (OTC BB: "MRDH").

ICE 's extensive, scalable system flexibility allows its adaptation to clinical workflow, operating independently in centralized and decentralized facilities. The program features intuitive order entry, "tapering" orders, a clinical knowledge base, digital video enhanced patient education module, real-time electro-physiological data capture and display, voice command, voice recognition, digital dictation module and numerous other capabilities to complement and document the diagnostic and treatment processes, including unlimited free-text notes. ICE is available for both inpatient and outpatient clinical documentation, thus enabling healthcare providers to create a life-time longitudinal multimedia patient clinical record.

Also available within ICE(tm) is the patient centric interface also known as "PR-ICE " which is based on a small USB hard-drive device designed to be carried by all insured persons and incorporating biometric authentication for access to health care services and medical records; and a full menu of back-office support services to increase administrative accuracy and efficiency. Through a customized web browser or patient portal, patient can update their medical records, schedule appointment with their primary care physicians, and verify their eligibility status in real time.

ICE(tm) provides practical business solutions, including off-site data collection, replication and storage custom-tailored to current health care environments, in which error reduction, medical necessity checking, HIPAA compliance and revenue loss reduction are essential. The software meets HL-7 standards, operating as a stand-alone system or integrated with other Legacy or third-party healthcare applications.

The strength of the ICE(tm) application is derived from differentiated core technologies consisting of the following: Microsoft OCX, GRID, SQL Server and PUSH technologies. The system provides real-time information to physicians, patient and other healthcare providers on a need-to-know basis. Maximized information displays increase workflow efficiency by minimizing mouse clicks and screen changes.

Also, the Company has elected to hold its' 2003 Annual Shareholder meeting on March 6, 2004, at the Corporate headquarters in Los Angeles, California. At the meeting, the Company will also demonstrate to the shareholders, the ICE software application. Details of the meeting including the definitive proxy material can be viewed at SEC Edgar website at www.sec.gov.
                                                        -----------
 "ICE(tm) is specifically designed to provide one single cost-effective solution to meet the exacting demands of today's healthcare environments," said Dike. "With an estimated 98,000 deaths per year attributable to medical error, public pressure is causing healthcare organizations to investigate how they can improve the quality of care, including patient and medication safety, through a combination of procedural changes and better use of information technology. In such an environment, ICE(tm) becomes one of the best total solutions to a multifaceted and critical problem," Dike said.

About  InterCare  DX

InterCare DX, Inc. an affiliate of Meridian Holdings, Inc., developed and markets under an exclusive value-added reseller agreement InterCare Clinical Explorer (ICE(tm)), an innovative, robust and totally scalable software application designed to integrate every aspect of the healthcare enterprise. InterCare provides implementation and support for the ICE , which is used to document and track inpatient and outpatient diagnoses and treatment modalities in various healthcare environments, ranging from individual practices to entire hospital systems. For more information about the company and its products and services, visit www.intercare.com.
                  -----------------
About  Meridian  Holdings,  Inc.

Meridian Holdings, Inc. is a Healthcare Services and Technology Company. Meridian's network of affiliated companies is designed to encourage maximum
leverage  of   information   technology,  operational  excellence,
industry expertise, and synergistic business opportunities. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. Learn more about the company and its affiliated entities, including CGI Communications Services, Inc. and InterCare DX, Inc. by visiting Meridian's web site at www.meho.com.

Also, periodic reports to the Securities and Exchange Commission by Intercare and Meridian, including their annual reports on Form 10-K for the year ended December 31, 2003, may be viewed at www. sec.gov.
                                           -------------
NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the Company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological, and other factors discussed in the statements and/or in the Company's filings with the Securities and Exchange Commission.
                                      # # #
CONTACT:     Anthony  C.  Dike,  M.D.(CEO)
             InterCare DX,  Inc.
             213-627-8878
             www.intercare.com




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